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                                   FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 7, 2002.


                         ALLERGY IMMUNO TECHNOLOGIES, INC.
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        (Exact name of small business issuer as specified in its charter)

Delaware                                                      95-3937129
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(State or other jurisdiction of                            (I.R.S. Employer
incorporation or organization)                             Identification
No.)

8540 Cinder Bed Road   Suite 300 Newington, VA   22122
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(Address of principal executive offices)                      (Zip Code)

Registrant's telephone number including area code: (949) 645-3703
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1531 Monrovia Avenue, Newport Beach, California               92663
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(Former name, former address and former fiscal year, if changed since last report.)


Item 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

(a) On August 7, 2002 the Registrant engaged Johnson CPA, PLLC, as the Registrant's independent accountants to report on the Company's balance sheet as of May 31, 2002, and the related statements of income, stockholders' equity and cash flows for the then ended. The decision to appoint Johnson CPA, PPLC was approved by the Registrant's Board of Directors.

The Registrant dismissed BDO SEIDMAN, LLP as its auditors on August 7, 2002. The firm had served as the Registrant's independent accountants for the past fiscal year. Except for an explanatory paragraph concerning the Registrant's ability to continue as a going concern, such accountant's report on the Registrant's financial statements for the past two years did not contain an adverse opinion or disclaimer of opinion, nor were the opinions modified as to uncertainty, audit scope or accounting principles, nor were there any events of the type requiring disclosure under Item 304(a)(1)(v) of Regulation S-K under the Securities Act for the past two years through the date of this letter. There were no disagreements with BDO SEIDMAN, LLP, resolved or unresolved, on any matter of accounting principles or practices, financial disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of BDO SEIDMAN, LLP, would have caused it to make reference to the subject matter of the disagreement in connection with its reports.

(b) We appointed Johnson CPA, PLLC, as our new independent accountants on August 7, 2002. We have consulted with Johnson CPA, PLLC's principal, Ron Johnson, on certain matters during May, June, and July of 2002. Specifically, the matters upon which we have sought consultation with Ron Johnson are the application of accounting principles to an asset purchase transaction that we are pursuing, but is presently only a proposed transaction. Ron Johnson has provided us with oral consultation, but has not provided a written report on the proposed transaction.


SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 7, 2002

ALLERGY IMMUNO TECHNOLOGIES, INC.




By: /s/ Louis Marrero
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Louis Marrero, President


INDEX TO EXHIBITS

Exhibit 16.1 Letter on Change in Certifying Accountant

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EXHIBIT 16.1 Letter on Change in Certifying Accountant

Securities and Exchange Commission
Mail Stop 11-3
450 5th Street, N.W.
Washington, D.C. 20549

Dear Sirs/Madams:

We have read and agree with the comments in Items 4(a) of Form 8-K of ALLERGY IMMUNO TECHNOLOGIES, INC. dated August 7, 2002.

Yours truly,

/s/ BDO Seidman, LLP
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